SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Definitive proxy statement
[X] Definitive additional materials
[ ] Soliciting material pursuant to 240.14a-12

                                  Benihana Inc.
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:1
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[ ] Fee paid previously with preliminary materials:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:
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2) Form, schedule or registration statement No.:
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4) Date filed:
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                1 Set forth the amount on which the filing fee is
                   calculated and state how it was determined.

                                  BENIHANA INC.
                           8685 Northwest 53rd Terrace
                              Miami, Florida 33166


                                PROXY SUPPLEMENT

                                       TO

                                 PROXY STATEMENT

                                       FOR

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                    To be held on Tuesday, September 28, 2004

        The purpose of this Proxy Supplement to the Proxy Statement dated September 3, 2004 (the "Proxy Statement"), for the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Benihana Inc. (the "Corporation"), to be held on Tuesday, September 28, 2004, is to correct the location of the Annual Meeting, the beneficial ownership and percent of class owned of Common Stock of Taka Yoshimoto, Michael R. Burris and all (11) directors and Officers as a group, the beneficial ownership and percent of class owned of Class A Stock of Michael R. Burris and all (11) directors and Officers as a group, and to correct the biography of Darwin C. Dornbush.

           The Proxy Statement sets forth that the Annual Meeting will be held at 10:00 a.m. on Tuesday, September 28, 2004, at the "Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178." Such location is hereby amended to read as follows: "Inter-Continental West Miami Hotel, 2505 Northwest 87th Avenue, Miami, Florida 33172." The date and time of the Annual Meeting remains at 10:00 a.m., Tuesday, September 28, 2004.

           The Common Stock and Class A Stock beneficial ownership tables set forth under the heading "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" of the Proxy Statement reads as follows:

                                        COMMON STOCK

Name (and address if applicable) of                       Position with                   Amount and Nature of            Percent
Beneficial Owners, Officers and Directors                 the Corporation                 Beneficial Ownership(1)(6)      of Class
-----------------------------------------                 ---------------                 -------------------------       --------

Benihana of Tokyo, Inc.(2)                                Stockholder                            1,535,668                 43.6%
232 East 63rd Street
New York, New York 10021

BFC Financial Corporation(3)                              Stockholder                              526,315                 15.0%
1750 East Sunrise Boulevard
Ft. Lauderdale, Florida 33304

Springhouse Capital, LP (4)                               Stockholder                              270,900                 7.7%
520 Madison Avenue, 35th Floor
New York, New York

FMR Corp. (4)                                             Stockholder                              373,300                10.6%
82 Devonshire Street
Boston, MA 02109

Joel A. Schwartz                                          President and                             38,333                 1.1%
                                                          Chief Executive
                                                          Officer/Director

Taka Yoshimoto                                            Executive Vice                             8,000                    *
                                                          President - Restaurant
                                                          Operations/Director

John E. Abdo                                              Director                                  20,000                    *

Norman Becker                                             Director                                   2,500                    *

Michael R. Burris                                         Senior Vice President -                   24,087                    *
                                                          Finance and Treasurer

Kevin Y. Aoki                                             Vice President -                       1,535,718(2)             43.6%
                                                          Marketing/Director

Darwin C. Dornbush                                        Secretary/Director                     1,546,168(2)             43.8%

Kyle Aoki                                                 Stockholder                            1,535,668(2)             43.6%

Grace Aoki                                                Stockholder                            1,535,668(2)             43.6%

All (11) directors and                                                                           1,639,138                46.3%
Officers as a group



                                        CLASS A STOCK

Name (and address if applicable) of                       Position with                   Amount and Nature of            Percent
Beneficial Owners, Officers and Directors                 the Corporation                 Beneficial Ownership(7)         of Class
-----------------------------------------                 ---------------                 -----------------------         --------

Springhouse Capital, LP (4)                              Stockholder                              815,114                  13.2%
520 Madison Avenue, 35th Floor
New York, New York 10022

Royce & Associates, LLC(4)                               Stockholder                              730,455                  11.9%
1414 Avenue of the Americas
New York, New York 10019

FMR Corp. (4)                                            Stockholder                              562,225                  9.1%
82 Devonshire Street
Boston, MA 02109

Dalton, Grierner, Hartman,                               Stockholder                              516,944                  8.4%
Maher & Co. (4)
565 5th Avenue
New York, NY 10017

David M. Knott(4)                                        Stockholder                              385,872                  6.3%
485 Underhill Boulevard, Ste. 205
Syosset, New York 11791

Joel A. Schwartz                                         President and Chief                      408,249                  6.2%
                                                         Executive Officer/Director

Taka Yoshimoto                                           Executive Vice                           225,450                  3.5%
                                                         President- Restaurant
                                                         Operations/Director

Kevin Y. Aoki                                            Vice President -                          98,678                  1.6%
                                                         Marketing/Director

Michael R. Burris(8)                                     Senior Vice President -                  239,150                  3.7%
                                                         Finance and Treasurer

Juan C. Garcia                                           Vice President - Controller              120,750                  1.9%

John E. Abdo                                             Director                                  65,667                  1.1%

Norman Becker                                            Director                                  69,367                  1.1%

Darwin C. Dornbush                                       Secretary/Director                        53,892                     *

Max Pine                                                 Director                                  33,917                     *

Robert B. Sturges                                        Director                                  11,667                     *

Yoshihiro Sano                                           Director                                  11,667                     *

All (11) directors and
Officers as a group                                                                             1,455,208                 19.5%
* less than 1%


                                        COMMON STOCK

Such tables are hereby amended in their entirety as follows:

Name (and address if applicable) of                       Position with                   Amount and Nature of            Percent
Beneficial Owners, Officers and Directors                 the Corporation                 Beneficial Ownership(1)(6)      of Class
-----------------------------------------                 ---------------                 --------------------------      --------
Benihana of Tokyo, Inc.(2)                                Stockholder                            1,535,668                 43.6%
232 East 63rd Street
New York, New York 10021

BFC Financial Corporation(3)                              Stockholder                              526,315                15.0%
1750 East Sunrise Boulevard
Ft. Lauderdale, Florida 33304

Springhouse Capital, LP (4)                               Stockholder                              270,900                 7.7%
520 Madison Avenue, 35th Floor
New York, New York

FMR Corp. (4)                                             Stockholder                              373,300                10.6%
82 Devonshire Street
Boston, MA 02109

Joel A. Schwartz                                          President and                             38,333                 1.1%
                                                          Chief Executive
                                                          Officer/Director

Taka Yoshimoto                                            Executive Vice                            25,500                    *
                                                          President - Restaurant
                                                          Operations/Director

John E. Abdo                                              Director                                  20,000                    *

Norman Becker                                             Director                                   2,500                    *

Michael R. Burris                                         Senior Vice President -                   21,500                    *
                                                          Finance and Treasurer

Kevin Y. Aoki                                             Vice President -                       1,535,718(2)             43.6%
                                                          Marketing/Director

Darwin C. Dornbush                                        Secretary/Director                     1,546,168(2)             43.8%

Kyle Aoki                                                 Stockholder                            1,535,668(2)             43.6%

Grace Aoki                                                Stockholder                            1,535,668(2)             43.6%

All (11) directors and                                                                           1,654,051                46.7%
Officers as a group



                                        CLASS A STOCK

Name (and address if applicable) of                      Position with                   Amount and Nature of            Percent
Beneficial Owners, Officers and Directors                the Corporation                 Beneficial Ownership(7)         of Class
-----------------------------------------                ---------------                 -----------------------         --------

Springhouse Capital, LP (4)                              Stockholder                               815,114                 13.2%
520 Madison Avenue, 35th Floor
New York, New York 10022

Royce & Associates, LLC(4)                               Stockholder                               730,455                 11.9%
1414 Avenue of the Americas
New York, New York 10019

FMR Corp. (4)                                            Stockholder                               562,225                  9.1%
82 Devonshire Street
Boston, MA 02109

Dalton, Grierner, Hartman,                               Stockholder                               516,944                  8.4%
Maher & Co. (4)
565 5th Avenue
New York, NY 10017

David M. Knott(4)                                        Stockholder                               385,872                  6.3%
485 Underhill Boulevard, Ste. 205
Syosset, New York 11791

Joel A. Schwartz                                         President and Chief                       408,249                  6.2%
                                                         Executive Officer/Director

Taka Yoshimoto                                           Executive Vice                            225,450                  3.5%
                                                         President- Restaurant
                                                         Operations/Director

Kevin Y. Aoki                                            Vice President -                           98,678                  1.6%
                                                         Marketing/Director

Michael R. Burris(8)                                     Senior Vice President -                   241,737                  3.8%
                                                         Finance and Treasurer

Juan C. Garcia                                           Vice President - Controller               120,750                  1.9%

John E. Abdo                                             Director                                   65,667                  1.1%

Norman Becker                                            Director                                   69,367                  1.1%

Darwin C. Dornbush                                       Secretary/Director                         53,892                     *

Max Pine                                                 Director                                   33,917                     *

Robert B. Sturges                                        Director                                   11,667                     *

Yoshihiro Sano                                           Director                                   11,667                     *

All (11) directors and
Officers as a group                                                                              1,457,795                 19.6%
* less than 1%

            The biography of Darwin C. Dornbush, a director of the Corporation, as set forth in the Proxy Statement under the heading "ELECTION OF DIRECTORS" reads as follows:

"DARWIN C. DORNBUSH
Director Since 1995
Class I Director (Term to expire in 2005), Secretary
Age 74

             Mr. Dornbush is currently and has been since October 1964 a partner in the law firm of Dornbush Schaeffer Strongin & Weinstein, LLP. (formerly known as Dornbush Mensch Mandelstam & Schaeffer, LLP). He has served as the Secretary of the Corporation and its predecessor since September1983, and has been a Director since August 1995. He has served as Secretary and a Director of our principal stockholder, Benihana of Tokyo, since 1980. Mr. Dornbush is also a director of Cantel Medical Corp."

Such biography is hereby amended to read in its entirety as follows:

"DARWIN C. DORNBUSH
Director Since 1995
Class I Director (Term to expire in 2005), Secretary
Age 74

           Mr. Dornbush is currently and has been since October 1964 a partner in the law firm of Dornbush Schaeffer Strongin & Weinstein, LLP. (formerly known as Dornbush Mensch Mandelstam & Schaeffer, LLP). He has served as the Secretary of the Corporation and its predecessor since September1983, and has been a Director since August 1995. He has served as Secretary and a Director of our principal stockholder, Benihana of Tokyo, since 1980. Mr. Dornbush is also a director of Cantel Medical Corp. and Levitt Corporation."


If you have any questions or need assistance in voting your shares, please call Georgeson Shareholder Communications Inc. toll-free at (866) 432-2791.


Dated:  September 7, 2004
                                       By Order of the Board of Directors

                                       Darwin C. Dornbush
                                       Secretary